SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                         (Amendment No. ______________)

Filed by the Registrant [X]

Filed by Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted  by  Rule
      14a-6(e)(2))
[X]   Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12

                                  MarketU Inc.
           (Name of Registrant as Specified In Its Charter as Amended)

                                  MarketU Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction  applies:

       ----------------------

   (2)  Aggregate  number of securities to which transaction applies:
        ---------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   (4) Proposed maximum aggregate value of transaction:

       --------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:
                               -----------------------------------------------

   (2) Form. Schedule or Registration Statement No.:
                                                     -------------------------

   (3) Filing Party:
                     ---------------------------------------------------------

   (4) Date Filed:
                   -----------------------------------------------------------

                                  MarketU Inc.
                        Suite 1A, 20145 Stewart Crescent
                  Maple Ridge, British Columbia, Canada V2X 0T6
                               Tel: (604) 460-7631

                            NOTICE OF ANNUAL MEETING
                         TO BE HELD ON DECEMBER 18, 2000

To the Shareholders:

Notice is hereby given that an Annual Meeting of the shareholders of MarketU Inc. (the "Company") will be held at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada, on December 18, 2000, at 10:00 a.m., for the following purpose:

(1) To elect six directors to hold office until the next annual election or until their successors are elected and qualified.

(2) To ratify the appointment of KPMG LLP as the Company's independent auditors for the year ending July 31, 2001.

(3) To transact such other business as may properly come before the meeting.

The Board of Directors has fixed the close of business on November 29, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of November 29, 2000, there were 12,763,154 shares of the Company's common and preferred stock which were entitled to vote at the meeting.

                                  MARKETU INC.

November 29, 2000

By Kenneth Galpin, President

                                  MarketU Inc.
                        Suite 1A, 20145 Stewart Crescent
                          Maple Ridge, British Columbia
                                 Canada V2X 0T6
                                 (604) 460-7631

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                         To Be Held On December 18, 2000

The accompanying proxy is solicited by the Board of Directors of the Company for voting at an annual meeting of shareholders to be held on December 18, 2000, and at any and all adjournments of such meeting (the "Annual Meeting"). If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the Annual Meeting. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about November 30, 2000.

                                VOTING SECURITIES

Only the holders of record at the close of business on November 29, 2000, (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 8,263,154 shares of Common stock and 4,500,000 shares of Series A Preferred Stock of the Company outstanding. Other than the Common stock and Series A Preferred stock, the Company had no other class of equity securities outstanding. Each share of the Common and Series A Preferred stock is entitled to one vote and votes may be cast either in person or by proxy.

The affirmative vote of a plurality of the shares present or represented by proxy at the meeting, if a quorum exists, is required to elect the directors and to ratify the Board of Directors' selection of the Company's independent auditors for the fiscal year 2001. A quorum consists of stockholders representing, either in person or by proxy, a majority of the outstanding common and preferred stock entitled to vote at the Annual Meeting. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors and appointment of independent auditors. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common and preferred stock is required to approve the other proposals to come before the meeting.

Shares of the Company's common and preferred stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the Annual Meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth information as of November 29, 2000, with respect to the only persons owning beneficially 5% or more of the Company's common stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his or her shares of common stock.

      -------------------------------------------------------------------------
                                             No. of Shares      Percentage
      Name and Address of Beneficial Owner       Owned         Ownership (1)
      -------------------------------------------------------------------------
      Khachik Toomian                         5,000,000 (2)         32.2%
      902 S. Glendale Avenue, California
      CA91205
      -------------------------------------------------------------------------
      612559 B.C. Ltd.                        5,950,680 (3)         38.3%
      11476 Kingston Street, Maple Ridge,
      British Columbia, Canada V2X 0Y5
      -------------------------------------------------------------------------
      Kenneth Galpin                                 (3)
      Suite 1A, 20145 Stewart Crescent,
      Maple Ridge, British Columbia,
      Canada V2V 6T8
      -------------------------------------------------------------------------
      William Coughlin                          500,000 (3)(4)       3.2%
      Suite 1A, 20145 Stewart Crescent,
      Maple Ridge, British Columbia,
      Canada V2V 6T8
      -------------------------------------------------------------------------
      Carole Coughlin                           500,000 (3)(4)       3.2%
      11202 Stave Lake Road, Mission,
      British Columbia, Canada V2V 4J1
      -------------------------------------------------------------------------
      George Shahnazarian                            (3)
      Suite 1A, 20145 Stewart Crescent,
      Maple Ridge, British Columbia,
      Canada V2V 6T8
      -------------------------------------------------------------------------
      Christine Cerisse                               0 (3)
      #1111 - 1367 Alberni Street,
      Vancouver, British Columbia,
      Canada
      -------------------------------------------------------------------------
      Scott Munro                                65,000 (5)          0.4%
      Suite 1A, 20145 Stewart Crescent,
      Maple Ridge, British Columbia,
      Canada V2V 6T8
      -------------------------------------------------------------------------
      All Executive Officers & Directors      7,015,680             45.2%
      as a Group (4 persons)
      -------------------------------------------------------------------------

(1) Based upon information provided by the respective beneficial owners and filings with the Securities and Exchange Commission ("SEC") made pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and other information. The percentages determined in these calculations are based upon 15,524,214 shares of our common and preferred stock that are issued and outstanding as of the Record Date, which includes shares issuable upon exercise of outstanding options and warrants and upon conversion of the preferred stock. The Securities and Exchange Commission's rules were followed in determining beneficial ownership. Therefore, we have included shares over which a person has voting or investment power within 60 days of the Record Date. We have followed the Securities and Exchange Commission Rule 13d-3(d)(i) in calculating percentage of ownership.

(2) Represents 4,000,000 shares of common stock presently held and 1,000,000 shares of common stock issuable upon exercise of share purchase warrants.

(3) On September 21, 2000, 612559 B.C. Ltd. acquired 250,000 shares of the Company's common stock from Christine Cerisse for $50,000. 612559 B.C. Ltd. agreed to purchase 500,000 additional shares of the Company's common stock owned by Ms. Cerisse for $150,000 on or before April 21, 2001. As part of its agreement with Ms. Cerisse, 612559 B.C. Ltd. has the right to vote these 500,000 shares. Also on September 21, 2000, 612559 B.C. Ltd. acquired the voting rights to 3,500,000 shares of the Company's Series A Preferred stock which are owned by William and Carole Coughlin. Each Series A Preferred share is entitled to one vote. 612559 B.C. Ltd. also acquired from Mr. and Mrs. Coughlin an option to acquire the 3,500,000 Series A Preferred shares (as well as 3,500,000 preferred shares of a wholly owned subsidiary of the Company) at a price that ranges from $0.65 to $0.85 per share. The option expires on April 30, 2002. Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors and officers of 612559 B.C. Ltd.

      The share ownership in the table for 612559 B.C. Ltd. assumes the 3,500,000 preferred shares of the Company and the Company's subsidiary which may be acquired from William and Carole Coughlin are exchanged for 3,500,000 shares of the Company's common stock, and includes 566,893 shares of the Company's common stock issuable upon exercise of outstanding warrants.

(4) Represents shares of the Company's common stock issuable upon exchange of 500,000 Series A Preferred shares held by this shareholder. William Coughlin may be considered the beneficial owner of the shares owned by Carole Coughlin.

(5) Represents 15,000 shares issued under the Company's stock bonus plan and 50,000 shares of the Company's common stock issuable upon exercise of outstanding stock options.


    INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR AND EXECUTIVE OFFICERS

Election Of Directors

Six directors are to be elected at the Annual Meeting to hold office until the next annual election or until their successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees listed below, two of whom are currently members of the Board of Directors. It is not expected that any of the nominees will become unavailable for election as a director, but if any nominee should become unavailable for election as a director prior to the meeting, proxies will be voted for such persons as the Board of Directors shall recommend. Directors will be elected by a plurality of the votes cast. The nominees and certain information supplied by them to the Company are as follows:

------------------------------------------------------------------------------
                         Position with the             Common Stock
                       Company and Principal           Beneficially
                        Occupation During     Director  Owned as of
Name              Age   the Past Five Years    Since     Nov. 29,    Percentage
                                                        2000(1)(2)      (3)
-------------------------------------------------------------------------------
William           47   Apr. 2000 to present:   Apr. 2000  1,000,000 (5)   6.4%
Coughlin               Director and Product
                       Development Officer of
                       the Company
                       Oct. 1998 to Sep.
                       2000: President of
                       Home Finders Realty
                       1982 to 1998: realtor
                       with Re/Max Little Oak
                       Realty Ltd.
-----------------------------------------------------------------------------
Glenn Davies      45   past five years:           n/a            (4)
                       Owner of Beacom Online
                       Systems Inc.
------------------------------------------------------------------------------
Kenneth Galpin    41   Sep. 2000 to present:   Sep. 2000         (4)
                       President and Director
                       Feb. 1998 to present:
                       President of Beacom
                       Online Systems Inc.
                       Mar. 1995 to Dec.
                       1996: Vice President
                       of MacDonald Capital
-------------------------------------------------------------------------------
Ken Landis        42   past five years:           n/a            (4)
                       Businessman/ Owner of
                       Landmark Structural
                       Lumber and Truss
------------------------------------------------------------------------------
George            43   Sep. 2000 to present:      n/a            (4)
Shahnazarian           Secretary of the
                       Company
                       1985 to present: CFO
                       and part owner of
                       M.G.A. Connectors
-------------------------------------------------------------------------------
David Woodcock    68   past five years:           n/a            (4)
                       Managing Director of
                       Harrell, Woodcock and
                       Linkletter
------------------------------------------------------------------------------
(1) Based on information furnished by the respective individuals. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Pursuant to SEC Rule 13d-3(d)(i), a person is deemed to have beneficial ownership of any shares which may be acquired within 60 days pursuant to the exercise of outstanding stock options and warrants. Therefore, we have included shares which may be acquired within 60 days of the Record Date pursuant to the exercise of outstanding stock options, warrants and conversion of preferred stock outstanding.

(3) The percentages determined in these calculations are based upon 15,524,214 shares of our common stock and preferred stock that are issued and outstanding as of the Record Date, which includes shares issuable upon exercise of outstanding options and warrants and upon conversion of the preferred stock.

(4) Glenn Davies, Kenneth Galpin, Ken Landis, George Shahnazarian and David Woodcock own shares of the Company indirectly through 612559 B.C. Ltd. For shares owned by 612559, see "Principal Shareholders". Messrs. Galpin, Landis and Shahnazarian are the sole directors and officers of 612559 B.C. Ltd.

(5) William Coughlin may be considered the beneficial owner of the shares owned by Carole Coughlin.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE ABOVE NOMINEES AS DIRECTORS OF THE COMPANY .

          Directors, Executive Officers, Promoters and Control Persons

Incumbent Management

The Company's officers and directors are as follows:

      Name                Position

   Kenneth Galpin      President and a Director
   William Coughlin    Product Development Officer and a  Director
   Scott Munro         Treasurer and Principal Financial  Officer
 George Shahnazarian   Secretary


Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors.

The following sets forth certain information concerning the past and present principal occupations of the Company's officers and directors.

Kenneth Galpin has been the Company's President and a director since September 2000. Prior to his association with the Company Mr. Galpin was president of Beacom Online Systems Inc. from February 1998 to present. Mr. Galpin was also vice president of MacDonald Capital from March 1995 to December 1996.

William Coughlin was the Company's President between April 28, 2000 and September 2000. Mr. Coughlin has been a director of the Company since April 28, 2000. Mr. Coughlin has been the Company's Product Development Officer since September 2000. Mr. Coughlin has been the President of Home Finders Realty since October 1998. Between 1982 and 1998 Mr. Coughlin was a realtor with Re/Max Little Oak Realty Ltd. in Abbotsford, British Columbia.

Scott Munro has been an officer of the Company since April 28, 2000. Prior to joining the Company Mr. Munro was controller for Home Finders Realty Ltd. Mr. Munro was general manager of a coating company from January of 1998 to January 1999. He also managed a fitness chain from October 1995 to March 1997. Prior to this Mr. Munro was controller for a national helicopter company from April 1992 to September 1995.

George Shahnazarian has been the Company's Secretary since September 2000. Prior to his association with the Company, Mr. Shahnazarian was C.F.O. and part owner of M.G.A. Connectors in Maple Ridge, British Columbia, from 1985 to present.

Changes In Management

Christine Cerisse was the President and sole director of the Company since December 1999. On April 28, 2000, and following the acquisition of Home Finders
Realty:

o Ms. Cerisse resigned as the Company's president but remained a director of the Company.
o     William Coughlin was appointed the Company's President and as a Director.
o     Scott Munro was appointed the Company's Principal Financial Officer.
o     Robert Dent and James Sanford were appointed Directors of the Company.

In September 2000:

o William Coughlin resigned as President and was appointed the Company's Product Development Officer.
o    Kenneth Galpin was appointed the Company's  President and as a director.

o   George Shahnazarian was appointed the Secretary of the Company.

o Christine Cerisse, Robert Dent and James Sanford resigned as directors of the Company.

Certain Relationships And Related Transactions

On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd. and Most Referred Real Estate Agents, Inc.
(collectively doing business as Home Finders Realty) in exchange for (i) 4,500,000 shares of the Company's Series A Preferred stock and (ii) 4,500,000 preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Home Finders Realty.

The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock, at the holder's option. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

The following table shows the shares of the Company's common stock which Mr. and Mrs. Coughlin are entitled to receive upon conversion of the preferred shares.

--------------------------------------------------------------------------------
                           Series A          Preferred     Shares of Company's
                          Preferred           Shares          common stock
                         Shares of the     of Subsidiary      issuable upon
                           Company                             exchange
-----------------------------------------------------------------------------
William Coughlin          2,250,000            2,250,000          2,250,000
-------------------------------------------------------------------------------

Carole Coughlin           2,250,000            2,250,000          2,250,000
-------------------------------------------------------------------------------

On September 21, 2000, Khachik Toomian acquired 2,000,000 shares of the Company's common stock from Christine Cerisse for $150,000 in cash.

On September 21, 2000, 612559 B.C. Ltd. acquired 250,000 shares of the Company's common stock from Christine Cerisse for $50,000. Kenneth Galpin, George Shahnazarian and Ken Landis are the sole directors and officers of 612559 B.C. Ltd. 612559 B.C. Ltd. agreed to purchase 500,000 additional shares of the Company's common stock owned by Ms. Cerisse for $150,000 on or before April 21, 2001. As part of its agreement with Ms. Cerisse, 612559 B.C. Ltd. has the right to vote these 500,000 shares and is deemed to be the beneficial owners of these shares.

Also on September 21, 2000, 612559 B.C. Ltd. acquired the voting rights to 3,500,000 shares of the Company's Series A Preferred stock which are owned by William and Carole Coughlin. Each Series A Preferred share is entitled to one vote. 612559 B.C. Ltd. also acquired from Mr. and Mrs. Coughlin an option to acquire the 3,500,000 Series A Preferred shares (as well as 3,500,000 preferred shares of a wholly owned subsidiary of the Company) at a price that ranges from $0.65 to $0.85 per share. The option expires on April 30, 2002.

On October 19, 2000, Mr. Toomian and 612559 B.C. Ltd. purchased 2,000,000 and 1,133,787 units respectively of the Company for $0.15 per unit, for net proceeds to the Company of approximately $470,000. Each unit consists of one share of the Company's common stock and one-half warrant. Every two-1/2 warrants will entitle the holder to purchase one additional share of the Company's common stock at a price of $0.25 per unit if exercised during the first twelve months following the sale of the units and $0.30 per unit during the succeeding twelve months.

Ken Galpin and George Shahnazarian are both directors and officers of 612559 B.C. Ltd. Mr. Galpin is presently a director and president of the Company, Mr. Shahnazarian is the secretary of the Company, and Mr. Toomian is a business associate of Mr. Shahnazarian. Mr. Toomian, together with Mr. Shahnazarian and Mr. Galpin, on behalf of 612559, have an understanding (but not a written agreement) that they will vote, at shareholders meetings, for the same directors of MarketU and any matters proposed at the shareholders meetings, to accomplish the same business ends.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and 10% or greater shareholders of the Company ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership (Form 3) and reports of changes in ownership of equity securities of the Company (Form 4 and Form 5) and to provide copies of all such forms as filed to the Company. To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that certain reports were not required, during the fiscal year ended July 31, 2000, the Reporting Persons have complied with all applicable Section 16(a) filing requirements, except as follows:

Khachik  Toomian  filed a late  Initial  Statement  of  Beneficial  Ownership of
Securities on Form 3 when Mr. Toomian acquired more than 10% of the Company's shares. Mr. Toomian and 612559 B.C. Ltd. filed a late Statement of Changes of Beneficial Ownership on Form 4 with respect to one stock purchase transaction by each of such individuals.

Board Meetings And Committees

The Board of Directors of the Company meets on an as needed basis. During the year ended July 31, 2000, there were no official meetings held by the Board of Directors. Directors passed resolutions by written consent resolutions signed by all incumbent directors then. See "Changes in Management" above.

The Company does not have a compensation or audit committee.

                             EXECUTIVE COMPENSATION

The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of the Company and (ii) by each other executive officer of the Company who received in excess of $100,000 during the fiscal years ending July 31, 1999 and July 31, 2000. Amounts in the table include compensation received from Home Finders Realty, which was acquired by the Company in April 2000.

-------------------------------------------------------------------------------
Name and          Fiscal                   Other Annual    Restricted   Options
Principal          Year   Salary   Bonus   Compensation   Stock Awards  Granted
Position                    (1)     (2)         (3)            (4)        (5)
-------------------------------------------------------------------------------
William Coughlin   2000   $36,700   $0           $0             0          0
Chief Executive
Officer prior to
Sep. 21, 2000
                  -------------------------------------------------------------
                   1999   $28,700   $0      $13,300            0           0



(1)   The dollar value of base salary (cash and non-cash) received.
(2)   The dollar value of bonus (cash and non-cash) received.
(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represent dividends paid by Home Finders Realty to Mr. Coughlin.
(4) During the year ending July 31, 2000, the value of the shares of the Company's common stock issued as compensation for services.
(5) The shares of common stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

The following shows the amounts which the Company expects to pay its officers during the year ending July 31, 2001 and the time which the Company's executive officers plan to devote to the Company's business. The Company has an employment agreement with Scott Munro which is up for renewal on June 1, 2001, and an employment agreement with William Coughlin which is up for renewal on September 17, 2001. The Company does not have employment agreements with any other of its officers. The Company's officer Ken Galpin is compensated through management fees paid to 612559 B.C. Ltd.

      -------------------------------------------------------------------------
                                                        Time to be Devoted to
       Name                      Proposed Compensation    Company's Business
      -------------------------------------------------------------------------
       Kenneth Galpin               $4,000 per month             100%
      -------------------------------------------------------------------------
       William Coughlin             $6,667 per month             100%
      -------------------------------------------------------------------------
       Scott Munro                  $2,667 per month             100%
      -------------------------------------------------------------------------
       George Shahnazarian              $0 per month              25%
      -------------------------------------------------------------------------

Options Granted During Fiscal Year Ending July 31, 2000

The following tables set forth information concerning the options granted, during the twelve months ended July 31, 2000, to the Company's officers and directors, and the value of all unexercised options (regardless of when granted) held by these persons as of July 31, 2000. Robert Dent, James Sanford and Christine Cerisse are former officers and/or directors of the Company. See "Changes in Management" above for information concerning the changes in the Company's management.


-------------------------------------------------------------------------------------
                                              % of Total
                               Options     Options Granted     Exercise    Expiration
Name               Date of   Granted (#)     to Employees      Price Per     Date
                    Grant                     Officers &         Share
                                              Directors
-------------------------------------------------------------------------------------
Scott Munro        6/02/00      50,000           4.3%            $0.43      8/01/03
-------------------------------------------------------------------------------------
Robert Dent        3/01/00     100,000 (1)       8.5%            $1.00      3/01/01
-------------------------------------------------------------------------------------
James Sanford      3/01/00     100,000 (1)       8.5%            $1.00      3/01/01
-------------------------------------------------------------------------------------
James Sanford      6/02/00      50,000 (2)       4.3%            $0.43      8/01/03
-------------------------------------------------------------------------------------
Christine         12/06/99     400,000 (1)      34.1%            $0.25     12/06/01
Cerisse
-------------------------------------------------------------------------------------
Christine          3/01/00     100,000           8.5%            $1.00      3/01/01
Cerisse
-------------------------------------------------------------------------------------


 (1)   These options were cancelled effective September 21, 2000.
 (2)   40,000 of these options were cancelled effective September 21, 2000.

Option Exercises and Option Values

-------------------------------------------------------------------------------
                                                 Number of           Value of
                                                Securities        Unexercised
                      Shares                    Underlying        In-the-Money
                      Acquired   Value         Unexercised      Options at July
Name                  on         Realized    Options at July        31, 2000
                      Exercise      (2)          31, 2000         Exercisable/
                         (1)                   Exercisable/    Unexercisable (4)
                                            Unexercisable (3)
-------------------------------------------------------------------------------
Scott Munro               --         --           50,000                 --
-------------------------------------------------------------------------------
Robert Dent               --         --          100,000 (5)             --
-------------------------------------------------------------------------------
James Sanford             --         --          100,000 (5)             --
-------------------------------------------------------------------------------
James Sanford             --         --           50,000 (6)             --
-------------------------------------------------------------------------------
Christine Cerisse         --         --          400,000 (5)        $48,000
-------------------------------------------------------------------------------
Christine Cerisse         --         --          100,000                 --
-------------------------------------------------------------------------------

(1)  The number of shares received upon exercise of any options.
(2) With respect to options exercised the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.
(3)The total number of unexercised options held as of July 31, 2000, separated between those options that were exercisable and those options that were not exercisable.
(4)For all unexercised options held as of July 31, 2000, the excess of $0.37, which was the market value of the stock underlying those options as of July 31, 2000, and the exercise price of the option
(5)  These options were cancelled effective September 21, 2000.
(6)  40,000 of these options were cancelled effective September 21, 2000.

Long Term Incentive Plans - Awards in Last Fiscal Year

None.

Employee Pension, Profit Sharing or Other Retirement Plans

The Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

Standard Arrangements. At present the Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

Other Arrangements. Except as disclosed elsewhere in this prospectus, no director of the Company received any form of compensation from the Company during the year ended July 31, 2000.

Summary of Options

The following sets forth certain information as of November 29, 2000 concerning the stock options and stock bonuses granted by the Company pursuant to its Incentive Stock Option, Non-Qualified Stock Option and Stock Bonus Plans, and options granted outside of the Plans. Each option represents the right to purchase one share of the Company's common stock.

-------------------------------------------------------------------------------
                        Total Shares     Shares                     Remaining
                        Reserved      Reserved for     Shares     Options/Shares
Type of Option          Under Plans   Outstanding      Issued      Under Plans
                                        Options       As Stock
                                                       Bonus
-------------------------------------------------------------------------------
Incentive Stock
   Option Plan            500,000        50,000            N/A       450,000
--------------------------------------------------------------------------------
Non-Qualified Stock
  Option Plan           1,500,000       347,000            N/A       763,000
-------------------------------------------------------------------------------
Stock Bonus Plan          500,000           N/A         75,000       425,000
-------------------------------------------------------------------------------

Options outside of plans      N/A       230,000            N/A           N/A
-----------------------------------------------------------------------------

In August 2000, Scott Munro and James Sanford were issued 15,000 and 56,000 shares, respectively, of common stock from the Company's Stock Bonus Plan for services rendered.

The following tables lists all options and warrants granted by the Company as of November 10, 2000, including those that were not granted pursuant to the Company's Incentive or Non-Qualified Stock Option Plans.

-------------------------------------------------------------------------------
                               Shares Issuable    Option Exercise   Expiration
Name                                Upon               Price           Date
                             Exercise of Options                     of Option
------------------------------------------------------------------------------
Scott Munro                          50,000            $0.43           08/01/03
-------------------------------------------------------------------------------
Christine Cerisse  *                100,000            $1.00           03/01/01
-------------------------------------------------------------------------------
James Sanford  *                     10,000            $0.43           08/01/03
-------------------------------------------------------------------------------
Company employees, former           337,000            $0.43           08/01/03
employees and consultants
------------------------------------------------------------------------------
Other option holders                130,000            $0.43           08/01/03
-------------------------------------------------------------------------------
Warrantholders                    2,134,060         $0.25 to $1.50    2/10/01 to
                                                                     10/18/02
------------------------------------------------------------------------------

Total                             2,761,060
-------------------------------------------------------------------------------
   * Former officer and/or director.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Changes in Public Accountants

Effective October 19, 2000 the Company retained KPMG LLP ("KPMG") to act as its auditors. In this regard KPMG replaced Morgan & Company which audited the Company's financial statements for the fiscal years ended July 31, 1999 and 1998. The reports of Morgan & Company for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgan & Company would have caused Morgan & Company to make reference to such disagreements in its reports.

The Company has authorized Morgan & Company to discuss any matter relating to the Company's operations with KPMG.

The change in auditors was recommended and approved by the Company's board of directors. The Company does not have an audit committee.

During the two most recent fiscal years and subsequent interim period ending July 31, 2000 the Company did not consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or what is defined as a reportable event by the Securities and Exchange Commission.

Ratification Of Appointment Of Independent Auditors

The Board of Directors of the Company has appointed KPMG LLP as independent auditors of the Company for the year ending July 31, 2001 and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. The Company has been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent certified public accountants and clients.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2001.

                              STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have presented at the 2001 Annual Meeting of Stockholders, must be received at the office of the Company by July 8, 2001. If such proposal is in compliance with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                  Interest Of Certain Persons In Matters To Be Acted Upon

Other than as set forth in this Proxy Statement, none of the directors or senior officers of the Company, who has held the position at any time since the beginning of the last completed fiscal year of the Company, nor any proposed nominee of the Management of the Company for election as a director of the Company, nor any associate or affiliate of the foregoing persons has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise in any matter to be acted upon at the Meeting (other than the election of directors or the appointment of auditors and any interest from the ownership of shares of the Company where the shareholder received no extra or special benefit or advantage not shared on a pro rata basis by all holders of shares in the capital of the Company).

                           ANNUAL REPORT on Form 10-K

A copy of the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2000, which has been filed with the Securities and Exchange Commission, is concurrently being sent to all shareholders as of the Record Date.

                                  OTHER MATTERS

Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as director if a nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's Common and Series A Preferred stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Date:  November 29, 2000

BY ORDER OF THE BOARD OF DIRECTORS


By:   /s/   Kenneth Galpin
      Kenneth Galpin, Director and President

                                  MARKETU INC.

                This Proxy is Solicited by the Board of Directors

The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Annual Meeting of Stockholders, to be held on December 18, 2000, at 10:00 a.m. local time, at Suite 1200, 999 West Hastings Street, Vancouver, British Columbia, Canada, and a Proxy Statement for the Annual Meeting prior to the signing of this Proxy card. The undersigned stockholder hereby appoints Kenneth Galpin with the full powers of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Annual Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

   Proposal 1: To elect six directors to serve         For   Withhold   For All
   on the Board of Directors, until the next                             Except
   annual  election  or until their  successors        ___     _____      ____
   are  elected and  qualified.

   Nominees:  William Coughlin,  Glenn Davies,
   Kenneth Galpin, Ken Landis, George Shahnazarian and David Woodcock.

         INSTRUCTION: To withhold authority to vote for any individual nominee, mark "for all except" and write that nominee's name in the space provided below:
_______________________________________________________________________________

Proposal  2:  To  ratify  the  appointment             For    Against  Abstain
of  KPMG  LLP  as  the  Company's independent         _____    _____    _____
auditors for the fiscal year ended July 31, 2001.

   In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other business as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF ALL OF THE NOMINEES NAMED IN PROPOSAL 1 AND PROPOSAL 2.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing. Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                   Dated this _______ day of ___________, 2000.



                                              ---------------------------------
                                              Signature


                                              ---------------------------------
                                              Signature, if held jointly, or
                                              office or title held